SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: May 4, 2006

HYDROFLO, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina                           000-50355                        56-2171767

(State of Incorporation)              (Commission File Number)         (IRS Employer Identification #)

2501 Reliance Avenue, Apex, North Carolina 27539

(Address of Principal Executive Offices)

919-772-9925

(Registrant’s telephone number, including area code)

2501 Reliance Ave., Apex, NC 27539

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ x ]   Written communication pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exc. Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exc. Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On April 7, 2006 Dr. Neal Hill, age 65, was appointed Chief Executive Officer of HydroFlo, Inc. ("the Company").

Dr. Hill recently held the position of Chief Executive Officer of Hill Business Solutions, a provider of management and capital funding services for small/midsize organizations with cash flow issues. He also has been CEO of several environmental and instrumentation manufacturing companies serving the municipal, industrial, and university markets.

Dr. Hill entered into an employment agreement with the Company effective April 7, 2006, which includes an annual salary of $120,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROFLO, INC.

April 26, 2006	/s/ Neal Hill
Neal Hill